SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K

                             -----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 6, 2003

                    The Interpublic Group of Companies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-6686                 13-1024020
--------------------------------------------------------------------------------
 (State or Other Jurisdiction     (Commission File           (IRS Employer
       of Incorporation)               Number)            Identification No.)

      1271 Avenue of the Americas, New York, New York           10020
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)           (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

            Exhibits.

            Exhibit 99.1: Slide show of the Interpublic Group of Companies, Inc., dated March 6, 2003, made available by the Company via the internet in connection with a telephone conference with investors of the same date.

Item 9. Regulation FD Disclosure.

            Slide show, dated March 6, 2003 and made available by the Company via the internet in connection with a telephone conference with investors of the same date, is attached hereto as Exhibit 99.1.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Interpublic Group of Companies, Inc.


Date: March 7, 2003                     By: /s/ Nicholas J. Camera
      -------------                         ------------------------------------
                                            Name: Nicholas J. Camera
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary